Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company recorded income tax benefit of $32 for the three months ended June 30, 2022, and income tax expense of $148 for the six months ended June 30, 2022, as compared to income tax expense of $780 for the three months ended June 30, 2021, and income tax expense of $998 for the six months ended June 30, 2021. The decrease of $812 and $850, respectively, in income tax expense is primarily related to the corresponding increase in the valuation allowance for TOI. The Company's effective tax rate decreased to 1.06% for the six months ended June 30, 2022, from 31.12% for the six months ended June 30, 2021, primarily due to the increase of the valuation allowance.
The Company's effective tax rate for the six months ended June 30, 2022, was different than the U.S. federal statutory tax rate of 21.00%, primarily due to the increased valuation allowance, partially offset by the tax effect of the change in fair market value of the warrant and earn out liability, non-deductible transaction costs, and Section 162(m) limitation on compensation for covered employees, which is not taxable for federal income tax purposes.
Income Taxes
The components of the provision (benefit) for income taxes consists of:

(in thousands)	Current	Deferred	Total
Year ended December 31, 2021:
U.S. federal	$(180)	$(904)	$(1,084)
State and local	750	(338)	413
	$570	$(1,242)	$(671)

(in thousands)	Current	Deferred	Total
Year ended December 31, 2020:
U.S. federal	$822	$(919)	$(97)
State and local	29	(425)	(396)
	$851	$(1,344)	$(493)
The Company’s income tax expense differs from the amount that would have resulted from applying the federal statutory rate of 21% to pretax income from operations because of the effect of the following items:

(in thousands)	Year Ended December 31,
	2021	2020
Income tax at federal statutory rate	$(2,436)	$(3,111)
State tax, net federal benefit	(241)	(982)
Meals and entertainment	11	—
Transaction costs	349	—
Fines and penalties	28	—
Stock based compensation	(122)	—
Warrant expense	(774)	—
Earnout expense	(5,227)	—
PPP loan forgiveness	(1,058)	—
162(m) Analysis	1,717	—
Change in valuation allowance	6,941	3,597
Other	141	3
Income tax (benefit) expense	$(671)	$(493)
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2021 and 2020 are presented below.

(in thousands)	December 31, 2021	December 31, 2020
Deferred tax assets:
Deferred rent	$173	$108
Accrued Expenses	606	770
Net operating loss carryforwards	12,686	2,529
Management fees (the Practice)	—	1,828
Impaired assets	1,751	2,086
Deferred revenue	77	182
Stock based compensation	1,088	69
Total gross deferred tax assets	16,381	7,572
Valuation allowance	(14,719)	(5,451)
Net deferred tax assets	$1,662	$2,121
Deferred tax liabilities:
Property, plant, and equipment	$(706)	$(331)
Intangibles	(1,327)	(1,575)
Management Fees (TOI)	—	(1,828)
Total gross deferred liabilities	(2,033)	(3,734)
Net deferred tax liabilities	$(371)	$(1,613)
The valuation allowance for deferred tax assets as of December 31, 2021 and 2020, was $(14,719) and $(5,451), respectively. The net change in the total valuation allowance was an increase of $9,268 in 2021 and an increase of $3,597 in 2020.
The valuation allowance at December 31, 2021, was primarily related to net operating loss carryforwards of TOI Parent, TOI CA, and TOI FL that, in the judgment of management, are not more likely than not to be realized. TOI Parent, TOI CA, and TOI FL will elect to file a consolidated 2021 federal return and will continue to file separate state income tax returns. Accordingly, net operating losses of TOI CA and TOI FL can offset taxable income of TOI Parent for federal tax purposes; however they are unable to offset taxable income for state tax purposes. Deferred tax assets and deferred tax liabilities have been separately determined for all groups, as has the valuation allowance assessment for each. The table above reflects the combined deferred tax assets, deferred tax liabilities, and valuation allowance for TOI Parent, TOI CA and TOI FL. Of the $(14,719) total valuation allowance, $(10,457) is attributable to the Federal Group, $(4,128) is attributable to TOI CA, and $(134) is attributable to TOI FL.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the effect of available carry back and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2021. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.
At December 31, 2021, the Company has net operating loss carryforwards for Federal income tax purposes of $44,077, with $35,839 attributable to the Practice and $8,238 attributable to TOI Parent, which are available to offset future Federal taxable income of the Practice and Parent indefinitely. The Company has net operating loss carryforwards for state income tax purposes of $42,281, of which $35,657 is attributable to the Practice and will begin to expire after 2040, and $6,624 is attributable to Parent and will begin to expire after 2041.
Pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, or the Code, and corresponding provisions of state law, if a corporation undergoes an “ownership change” (very generally defined as a greater than 50% change, by value, in the corporation’s equity ownership by certain shareholders or groups of shareholders over a rolling three-year period), the corporation’s ability to use is pre-ownership change NOLs to offset its post-ownership change income may be limited. We are in the process of completing an analysis to determine whether the Business Combination resulted in an ownership change to determine if there is a limitation on pre-ownership NOLs. Additionally, we may experience ownership changes in the future as a result of subsequent shifts in our stock ownership, some of which may be outside of our control. If it is determined that an ownership change has occurred as a result of the Business Combination or we undergo an ownership change in the future, we may be prevented from fully utilizing our NOLs existing at the time of the ownership change prior to their expiration. The deferred tax asset associated with the Company’s federal and state net operating losses are fully offset by a valuation allowance. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate.
A summary of the changes in the amount of unrecognized tax benefits (excluding interest and penalties) for 2021 and 2020 is as follows:

(in thousands)	December 31, 2021	December 31, 2020
Beginning balance of unrecognized tax benefits	$1,903	$1,903
Additions based on tax positions related to the current year	—	—
Reductions based on tax positions of prior years	(1,804)	—
Reductions due to lapse of applicable statute of limitation	—	—
Settlements	—	—
Ending balance of unrecognized tax benefits	$99	$1,903
The Company does not anticipate a significant change in the amount of its unrecognized tax within the next 12 months. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. Due to the Company’s NOL position, no interest or penalties have been recognized with respect to unrecognized tax benefits, as such amounts are considered immaterial. The Company includes unrecognized tax benefits within other non-current liabilities on its consolidated balance sheet.
The Company is subject to taxation in the U.S., California, and Arizona. As of December 31, 2021, the statute of limitations remains open for tax year 2018-current.
The Company has accounted for the changes in net operating loss carryovers as a result of the CARES Act. Specifically, the Company plans to carryback the TOI CA 2020 net operating loss to its 2019 tax year. Other provisions of the CARES Act did not have a material impact on the Company’s financial statements as of December 31, 2021.